UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 11(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 21, 2023

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s telephone number,
including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2023, the Compensation Committee of the Board of Directors of TrustCo Bank Corp NY (“TrustCo”) approved awards of time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“Performance Shares”) to certain eligible employees, including certain of TrustCo’s named executive officers, under the TrustCo Bank Corp NY Amended and Restated 2019 Equity Incentive Plan (the “Incentive Plan”).  The RSUs and Performance Shares granted to TrustCo’s named executive officers will settle, if earned, in shares of TrustCo’s common stock.

The awards of Performance Shares under the Incentive Plan are subject to both a time-based vesting condition and a performance goals condition. Achievement of the performance goals condition will be measured based upon TrustCo’s return on average equity over a three-year performance period beginning on January 1, 2024 and ending on December 31, 2026 (compared to the return on average equity for TrustCo’s peer group over the same period). The terms and conditions of the Performance Shares are described in more detail in the form of Performance Share Award Agreement attached hereto as Exhibit 10(a), which is incorporated herein by reference.

The RSUs awarded to TrustCo’s named executive officers under the Incentive Plan vest in three equal annual installments beginning on the first anniversary of the grant date. The form of Restricted Stock Unit Award Agreement for the RSUs awarded to the named executive officers is attached hereto as Exhibit 10(b) and is incorporated herein by reference.

Exhibit 99 hereto sets forth the amount of the awards granted to each named executive officer and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
10(a)	Form of Performance Share Award Agreement under the TrustCo Bank Corp NY Amended and Restated 2019 Equity Incentive Plan
10(b)	Form of Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY Amended and Restated 2019 Equity Incentive Plan
99	Amounts of Awards to Named Executive Officers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 24, 2023

TRUSTCO BANK CORP NY
(Registrant)

	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and
Chief Financial Officer